                                                                    EXHIBIT 10.2

                             [U.S. CREDIT AGREEMENT]

================================================================================

                                CREDIT AGREEMENT

                            dated as of June 3, 2002

                                      among

                               APACHE CORPORATION,

                            THE LENDERS PARTY HERETO,

                              JPMORGAN CHASE BANK,
                         as Global Administrative Agent,

                             BANK OF AMERICA, N.A.,
                          as Global Syndication Agent,

                                 CITIBANK, N.A.,
                         as Global Documentation Agent,

                            BANK OF AMERICA, N.A. and
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as U.S. Co-Syndication Agents,

                                       and

                               CITIBANK, N.A. and
                         UNION BANK OF CALIFORNIA, N.A.,
                        as U.S. Co-Documentation Agents,

                                  ------------

                          J.P. MORGAN SECURITIES INC.,
                       BANC OF AMERICA SECURITIES, LLC and
                           SALOMON SMITH BARNEY INC.,
                as Global Co-Lead Arrangers and Joint Bookrunners

================================================================================

                                TABLE OF CONTENTS

ARTICLE I       DEFINITIONS................................................................................1

         SECTION 1.1     Defined Terms.....................................................................1

         SECTION 1.2     Classification of Loans and Borrowings...........................................16

         SECTION 1.3     Terms Generally..................................................................16

         SECTION 1.4     Accounting Terms; GAAP...........................................................16

ARTICLE II      THE CREDITS...............................................................................17

         SECTION 2.1     Commitments......................................................................17

         SECTION 2.2     Loans and Borrowings.............................................................17

         SECTION 2.3     Requests for Revolving Borrowings................................................18

         SECTION 2.4     Competitive Bid Procedure........................................................18

         SECTION 2.5     Funding of Borrowings............................................................20

         SECTION 2.6     Extension of Maturity Date and of Commitments....................................21

         SECTION 2.7     Interest Elections...............................................................23

         SECTION 2.8     Termination and Reduction of Commitments.........................................24

         SECTION 2.9     Repayment of Loans; Evidence of Debt.............................................24

         SECTION 2.10    Prepayment of Loans..............................................................25

         SECTION 2.11    Fees.............................................................................26

         SECTION 2.12    Interest.........................................................................26

         SECTION 2.13    Alternate Rate of Interest.......................................................27

         SECTION 2.14    Increased Costs..................................................................28

         SECTION 2.15    Break Funding Payments...........................................................29

         SECTION 2.16    Taxes............................................................................29

         SECTION 2.17    Payments Generally; Pro Rata Treatment; Sharing of Set-offs......................30

         SECTION 2.18    Mitigation Obligations; Replacement of Lenders...................................32

         SECTION 2.19    Currency Conversion and Currency Indemnity.......................................32

         SECTION 2.20    Additional Borrowers.............................................................33

ARTICLE III     REPRESENTATIONS AND WARRANTIES............................................................34

         SECTION 3.1     Organization.....................................................................34

         SECTION 3.2     Authorization and Validity.......................................................35

         SECTION 3.3     Government Approval and Regulation...............................................35

         SECTION 3.4     Pension and Welfare Plans........................................................35

         SECTION 3.5     Regulation U.....................................................................35

         SECTION 3.6     Taxes............................................................................35

                                TABLE OF CONTENTS
                                   (continued)

         SECTION 3.7     Subsidiaries; Restricted Subsidiaries............................................36

ARTICLE IV      CONDITIONS................................................................................36

         SECTION 4.1     Effectiveness....................................................................36

         SECTION 4.2     All Loans........................................................................38

ARTICLE V       AFFIRMATIVE COVENANTS.....................................................................38

         SECTION 5.1     Financial Reporting and Notices..................................................38

         SECTION 5.2     Compliance with Laws.............................................................39

         SECTION 5.3     Maintenance of Properties........................................................39

         SECTION 5.4     Insurance........................................................................40

         SECTION 5.5     Books and Records................................................................40

         SECTION 5.6     Minimum Book Value for Assets of Borrower and its Restricted Subsidiaries........40

         SECTION 5.7     Use of Proceeds..................................................................40

ARTICLE VI      FINANCIAL COVENANTS.......................................................................40

         SECTION 6.1     Minimum Tangible Net Worth.......................................................40

         SECTION 6.2     Ratio of Total Debt to Capital...................................................41

ARTICLE VII     NEGATIVE COVENANTS........................................................................41

         SECTION 7.1     Liens............................................................................41

         SECTION 7.2     Mergers..........................................................................42

         SECTION 7.3     Asset Dispositions...............................................................42

         SECTION 7.4     Transactions with Affiliates.....................................................43

         SECTION 7.5     Restrictive Agreements...........................................................43

         SECTION 7.6     Guaranties.......................................................................43

ARTICLE VIII    EVENTS OF DEFAULT.........................................................................43

         SECTION 8.1     Listing of Events of Default.....................................................43

         SECTION 8.2     Action if Bankruptcy.............................................................45

         SECTION 8.3     Action if Other Event of Default.................................................45

ARTICLE IX      AGENTS....................................................................................46

ARTICLE X       MISCELLANEOUS.............................................................................48

         SECTION 10.1    Notices..........................................................................48

         SECTION 10.2    Waivers; Amendments..............................................................49

         SECTION 10.3    Expenses; Indemnity; Damage Waiver...............................................50

         SECTION 10.4    Successors and Assigns...........................................................51

                                TABLE OF CONTENTS
                                   (continued)

         SECTION 10.5    Survival.........................................................................53

         SECTION 10.6    Counterparts; Integration; Effectiveness.........................................54

         SECTION 10.7    Severability.....................................................................54

         SECTION 10.8    Right of Setoff..................................................................54

         SECTION 10.9    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.......................54

         SECTION 10.10   Headings.........................................................................55

         SECTION 10.11   Confidentiality..................................................................55

         SECTION 10.12   Interest Rate Limitation.........................................................56

         SECTION 10.13   Joint and Several Obligations....................................................57

         SECTION 10.14   NO ORAL AGREEMENTS...............................................................58

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of June 3, 2002, is among APACHE CORPORATION, a Delaware corporation ("Apache" and, together with each other Person that becomes an Additional Borrower pursuant to Section 2.20, the "Borrower"), the LENDERS (as defined below) party hereto, JPMORGAN CHASE BANK, as Global Administrative Agent, BANK OF AMERICA, N.A., as Global Syndication Agent, CITIBANK, N.A., as Global Documentation Agent, BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as U.S. Co-Syndication Agents, and CITIBANK, N.A. and UNION BANK OF CALIFORNIA, N.A., as U.S. Co-Documentation Agents.

         The parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         SECTION 1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Accepting Lenders" is defined in Section 2.6(c).

         "Additional Borrower" means any Person which becomes a Borrower under this Agreement pursuant to Section 2.20.

         "Additional Borrower Counterpart" is defined in Section 2.20.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Global Administrative Agent.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agents" means each of the Global Administrative Agent, the Global Syndication Agent, Global Documentation Agent, the U.S. Co-Syndication Agents and the U.S. Co-Documentation Agents.

         "Agreed Currency" is defined in Section 2.19(a).

         "Agreement" means this Credit Agreement, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Apache" is defined in the preamble.

         "Apache Canada" means Apache Canada Ltd., a corporation organized under the laws of the Province of Alberta, Canada.

         "Apache Energy Limited" means Apache Energy Limited (ACN 009 301 964), a corporation organized under the laws of the State of Western Australia, Australia.

         "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

         "Applicable Rate" means, for any day, (i) with respect to any Eurodollar Loan, the applicable rate per annum set forth below under the caption "Eurodollar Margin" plus the Commitment Utilization Margin, if any, or (ii) with respect to the Facility Fees payable hereunder, the applicable rate per annum set forth below under the caption "Facility Fee", in either case, based upon the ratings by Moody's, S&P and Fitch, respectively, applicable on such date to the Index Debt:


                                               Facility Fee (in basis       Eurodollar Margin (in basis
                 Index Debt Ratings:                   points)                        points)
                 -------------------           -----------------------      ---------------------------
Category 1:       > or = to A/A2                         8.00                          27.00

Category 2:       A-/A3                                 10.00                          30.00

Category 3:       BBB+/Baa1                             12.50                          37.50

Category 4:       BBB/Baa2                              15.00                          45.00

Category 5:       BBB-/Baa3                             20.00                          65.00

Category 6:       < BBB-/Baa3                           25.00                          75.00

         For purposes of the foregoing, (i) if either Moody's, S&P or Fitch shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the penultimate sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 6; (ii) if the ratings established or deemed to have been established by Moody's, S&P and Fitch for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the highest two ratings, unless the highest two ratings shall fall within different Categories in which case the Applicable Rate shall be based on the lower of the highest two ratings; and (iii) if the ratings established or deemed to have been established by Moody's, S&P and Fitch for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's, S&P or Fitch), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's, S&P or Fitch shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. Changes in the Applicable Rate will occur automatically without prior notice.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4), and accepted by the Global Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Global Administrative Agent.

         "Australian Administrative Agent" means Citisecurities Limited (ABN 51 008 489 610) in its capacity as Australian administrative agent for the lenders party to the Australian Credit Agreement and any successor thereto.

         "Australian Borrower" means Apache Energy Limited and each other Person that becomes a borrower under the Australian Credit Agreement.

         "Australian Credit Agreement" means that certain Credit Agreement of even date herewith among the Australian Borrower, the Australian Lenders, the Global Administrative Agent, the Australian Administrative Agent, Bank of America, N.A., Sydney Branch (ARBN 064 874 531) and Deutsche Bank AG, Sydney Branch (ABN 13 064 165 162), as Australian co-syndication agents, and Royal Bank of Canada (ABN 86 076 940 880) and Bank One, NA, Australia Branch (ARBN 065 752
918), as Australian co-documentation agents, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Australian Lenders" means the financial institutions listed on the signature pages of the Australian Credit Agreement and their respective successors and assigns.

         "Australian Loan Documents" means the Australian Credit Agreement, any notes, any guaranties, any assignment agreements, and the agreement with respect to fees, together with all exhibits, schedules and attachments thereto, and all other agreements, documents, certificates, financing statements and instruments from time to time executed and delivered pursuant to or in connection with any of the foregoing.

         "Authorized Officer" means, with respect to Apache, the Chairman, the President, the Executive Vice President and Chief Financial Officer and the Vice President and Treasurer of Apache, and any officer or employee of Apache specified as such to the Global Administrative

Agent in writing by any of the aforementioned officers of Apache, and with respect to any Additional Borrower, the Chairman, the Vice Chairman, the President, the Executive Vice President and Chief Financial Officer and the Vice President and Treasurer of such Additional Borrower, and any officer or employee of such Additional Borrower specified as such to the Global Administrative Agent in writing by any of the aforementioned officers of such Additional Borrower.

         "Availability Period" means, with respect to any Lender, the period from and including the Global Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitment of such Lender; provided, however, that no Commitment of any Lender shall terminate prior to the Maturity Date except as provided in Sections 2.6, 2.8, 4.1, 8.2, 8.3 and 10.4.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" means Apache Corporation, a Delaware corporation, and each other Person that becomes an Additional Borrower pursuant to Section 2.20.

         "Borrowing" means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect.

         "Borrowing Request" means a request by Borrower for a Revolving Borrowing in accordance with Section 2.3, in substantially the form of Exhibit E or any other form approved by the Global Administrative Agent.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Canadian Administrative Agent" means Royal Bank of Canada in its capacity as Canadian administrative agent for the lenders party to the Canadian Credit Agreement and any successor thereto.

         "Canadian Borrower" means Apache Canada and each other Person that becomes a borrower under the Canadian Credit Agreement.

         "Canadian Credit Agreement" means that certain Credit Agreement of even date herewith among the Canadian Borrower, the Canadian Lenders, the Global Administrative Agent, the Canadian Administrative Agent, The Bank of Nova Scotia and The Toronto-Dominion Bank, as Canadian co-syndication agents, and BNP Paribas (Canada) and Bayerische Landesbank Girozentrale, as Canadian co-documentation agents, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Canadian Lenders" means the financial institutions listed on the signature pages of the Canadian Credit Agreement and their respective successors and assigns.

         "Canadian Loan Documents" means the Canadian Credit Agreement, any notes, any guaranties, any assignment agreements, and the agreement with respect to fees, together with all exhibits, schedules and attachments thereto, and all other agreements, documents, certificates, financing statements and instruments from time to time executed and delivered pursuant to or in connection with any of the foregoing.

         "Capital" means the consolidated shareholder's equity of Borrower and its Subsidiaries plus the consolidated Debt of Borrower and its Subsidiaries.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et. seq., as amended from time to time.

         "Certificate of Extension" means a certificate of Borrower, executed by an Authorized Officer and delivered to the Global Administrative Agent, in a form acceptable to the Global Administrative Agent, which requests an extension of the then scheduled Maturity Date pursuant to Section 2.6.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.16(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Competitive Loans.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Combined Commitments" means the commitment of each Combined Lender under the Combined Credit Agreements, as such commitment may be reduced, increased or terminated from time to time pursuant to the Combined Loan Documents and, if any such commitments are no longer in effect under any Combined Credit Agreement, the aggregate unpaid principal amount of the outstanding loans for which the applicable commitment is no longer in effect under such Combined Credit Agreement. The initial amount of each Combined Lender's Commitment is set forth on Schedule 2.1 to the applicable Combined Credit Agreement, or in a Assignment and Acceptance (as defined in this Agreement, the Canadian Credit Agreement and the 364-Day Credit Agreement) or in a Substitution Certificate (as defined in the Australian Credit Agreement) or pursuant to which such Combined Lender shall have assumed its Combined Commitment, as applicable. The initial aggregate amount of the Combined Lenders' Combined Commitments is $1,500,000,000.

         "Combined Commitment Utilization" means, for any period, the ratio of
(i) the aggregate principal amount of then outstanding Combined Loans (other than any Competitive Loans) to (ii) the then aggregate amount of the Combined Commitments.

         "Combined Credit Agreements" means this Agreement, the Australian Credit Agreement, the Canadian Credit Agreement and the 364-Day Credit Agreement.

         "Combined Lenders" means the Lenders hereunder, the Australian Lenders, the Canadian Lenders and the 364-Day Lenders.

         "Combined Loan Documents" means the Loan Documents, the Australian Loan Documents, the Canadian Loan Documents and the 364-Day Loan Documents.

         "Combined Loans" means the loans made by the Combined Lenders to Borrower, Australian Borrower, Canadian Borrower and 364-Day Borrower pursuant to the Combined Loan Documents.

         "Combined Required Lenders" means Combined Lenders having in the aggregate 51% of the aggregate total Combined Commitments under the Combined Loan Documents.

         "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans, as such commitment may be (a) reduced from time to time pursuant to Section 2.8, (b) reduced or increased from time to time pursuant to Section 2.6 or pursuant to assignments by or to such Lender pursuant to Section 10.4 and (c) terminated pursuant to Sections 4.1, 8.2 or 8.3. The amount of the Commitment represents such Lender's maximum Revolving Credit Exposure hereunder. The initial amount of each Lender's Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $450,000,000.

         "Commitment Utilization Margin" means, on any date, if the Combined Commitment Utilization is less than 33%, then an amount equal to zero basis points per annum (0 bps) and, if the Combined Commitment Utilization is greater than or equal to 33%, then an amount equal to 12.5 basis points per annum. Changes in the Commitment Utilization Margin will occur automatically without prior notice.

         "Competitive Bid" means an offer by a Lender to make a Competitive Loan in accordance with Section 2.4, in substantially the form of Exhibit H or any other form approved by the Global Administrative Agent.

         "Competitive Bid Accept/Reject Letter" means a letter in substantially the form of Exhibit I or any other form approved by the Global Administrative Agent.

         "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

         "Competitive Bid Request" means a request by Borrower for Competitive Bids in accordance with Section 2.4, in substantially the form of Exhibit F or any other form approved by the Global Administrative Agent.

         "Competitive Loan" means a Loan made pursuant to Section 2.4.

         "Consolidated Tangible Net Worth" means (i) the consolidated shareholder's equity of Borrower and its Subsidiaries (determined in accordance with GAAP), less (ii) the amount of consolidated intangible assets of Borrower and its Subsidiaries, plus (iii) the aggregate amount of any non-cash write downs, on a consolidated basis, by Borrower and its Subsidiaries during the term hereof.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 (b) or 414 (c) of the Internal Revenue Code or Section 4001 of ERISA.

         "Debt" of any Person means indebtedness, including capital leases, shown as debt on a consolidated balance sheet of such Person prepared in accordance with GAAP.

         "Declining Lenders" is defined in Section 2.6(c).

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "dollars" or "$" refers to lawful money of the United States of America.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate (or, in the case of a Competitive Loan, the LIBO Rate).

         "Event of Default" has the meaning assigned to such term in Article
VIII.

         "Excluded Taxes" means, with respect to any Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by Borrower under Section 2.18(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.16(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 2.16(a).

         "Existing Global Credit Facilities" means (i) that certain Credit Agreement [U.S. Credit Agreement], dated as of June 12, 1997, among Apache Corporation, the lenders party thereto, The Chase Manhattan Bank, as global administrative agent, and the other agents party thereto, (ii) that certain Credit Agreement [Australian Credit Agreement], dated as of June 12, 1997, among Apache Energy Limited (CAN 009 301 964) and Apache Oil Australia Pty. Limited (ACN 050 611 688), the lenders party thereto, The Chase Manhattan Bank, as global administrative agent, and the other agents party thereto, (iii) that certain Credit Agreement [Canadian Credit Agreement], dated as of June 12, 1997, among Apache Canada Ltd., the lenders party thereto, The Chase Manhattan Bank, as global administrative agent, and the other agents party thereto, and (iv) that certain 364-Day Credit Agreement, dated as of July 14, 2000, among Apache Corporation, the lenders party thereto, Citibank, N.A., as administrative agent, and the other agents party thereto.

         "Facility Fee" is defined in Section 2.11(a).

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Global Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Fitch" means Fitch, Inc. and any affiliate or successor thereto that is a nationally recognized rating agency in the United States.

         "Fixed Rate" means, with respect to any Competitive Loan (other than a Eurodollar Competitive Loan), the fixed rate of interest per annum (expressed as a decimal to no more than four (4) decimal places) specified by the Lender making such Competitive Loan in its related Competitive Bid.

         "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed Rate.

         "Foreign Lender" means any Lender that is not organized under the laws of, or resident, in the United States. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "GAAP" means generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent financial statements of Borrower and its Subsidiaries delivered to the Lenders pursuant hereto.

         "Global Administrative Agent" means JPMorgan Chase Bank, in its capacity as global administrative agent for the Combined Lenders.

         "Global Documentation Agent" means Citibank, N.A., in its capacity as global documentation agent for the Combined Lenders.

         "Global Effective Date" means a date agreed upon by Borrower and the Global Administrative Agent as the date on which the conditions specified in
Section 4.1 of each Combined Credit Agreement are satisfied (or waived in accordance with Section 10.2 of each Combined Credit Agreement).

         "Global Effectiveness Notice" means a notice and certificate of Borrower properly executed by an Authorized Officer of Borrower addressed to the Combined Lenders and delivered to the Global Administrative Agent, in sufficient number of counterparts to provide one for each such lender and each agent under each Combined Credit Agreement, whereby Borrower certifies satisfaction of all the conditions precedent to the effectiveness under Section 4.1 of each Combined Credit Agreement.

         "Global Syndication Agent" means Bank of America, N.A., in its capacity as global syndication agent for the Combined Lenders.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Hazardous Material" means (a) any "hazardous substance," as defined by CERCLA; (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act; or (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other Environmental Law.

         "Indebtedness" of any Person means all (i) Debt, and (ii) guaranties or other contingent obligations in respect of the Debt of any other Person.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Index Debt" means senior, unsecured, non-credit enhanced, long-term indebtedness for borrowed money of Borrower that is not guaranteed by any other Person or subject to any other credit enhancement.

         "Interest Election Request" means a request by Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.7, in substantially the form of Exhibit E or any other form approved by the Global Administrative Agent.

         "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three (3) months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months' duration after the first day of such Interest Period, and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

         "Interest Period" means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day, or, with the consent of the Global Administrative Agent, such other day, in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as Borrower may elect, (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than seven (7) days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and
(ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Judgment Currency" is defined in Section 2.19(b).

         "Lenders" means the Persons listed on Schedule 2.1 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as reasonably determined by the Global Administrative Agent and Borrower from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Global Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means any mortgage, pledge, lien, encumbrance, charge, or security interest of any kind, granted or created to secure Indebtedness; provided, however, that, with respect to any prohibitions of Liens on Property, the following transactions shall not be deemed to create a Lien to secure Indebtedness; (i) production payments and (ii) liens required by statute and created in favor of U.S. governmental entities to secure partial, progress, advance, or other payments intended to be used primarily in connection with air or water pollution control.

         "Loan Document" means this Agreement, any Borrowing Request, any Interest Election Request, any Competitive Bid Quote Request, any Notice of Competitive Bid Quote Request, any Competitive Bid, any Competitive Bid Accept/Reject Letter, any Certificate of Extension, any Assignment and Acceptance, any Additional Borrower Counterpart, any election notice, the agreement with respect to fees described in Section 2.11(b), and each other agreement, document or instrument delivered by Borrower or any other Person in connection with this Agreement, as such may be amended from time to time.

         "Loans" means the loans made by the Lenders to Borrower pursuant to this Agreement.

         "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

         "Material Adverse Effect" means, as to any matter, that such matter could reasonably be expected to materially and adversely affect the assets, business, properties, condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole. No matter shall be considered to result, or be expected to result, in a Material Adverse Effect unless such matter causes Borrower and its Subsidiaries, on a consolidated basis, to suffer a loss or incur a cost equal to at least ten percent (10%) of Borrower's Consolidated Tangible Net Worth.

         "Maturity Date" means the Original Maturity Date, or such other later date as may result from any extension requested by Borrower and consented to by some or all of the Lenders pursuant to Section 2.6.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency in the United States.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Notice of Competitive Bid Request" means a notice of request by Borrower for Competitive Bids sent by the Global Administrative Agent to each Lender in accordance with Section 2.4, in substantially the form of Exhibit G or any other form approved by the Global Administrative Agent.

         "Obligations" means, at any time, the sum of (i) the outstanding principal amount of any Loans plus (ii) all accrued and unpaid interest and Facility Fees plus (iii) all other obligations of Borrower or any Subsidiary to any Lender or any Agent, whether or not contingent, arising under or in connection with any of the Loan Documents.

         "Original Maturity Date" means June 3, 2007.

         "Other Currency" is defined in Section 2.19(a).

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Pension Plan" means a "pension plan," as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which a Borrower or any corporation, trade or business that is, along with a Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "Person" means any natural person, corporation, limited liability company, unlimited liability company, joint venture, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City which rate may not be the lowest rate offered; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Property" means (i) any property owned or leased by Borrower or any Subsidiary, or any interest of Borrower or any Subsidiary in property, which is considered by Borrower to be capable of producing oil, gas, or minerals in commercial quantities, (ii) any interest of Borrower or any Subsidiary in any refinery, processing or manufacturing plant owned or leased by Borrower or any manufacturing plant owned or leased by Borrower or any Subsidiary, (iii) any interest of Borrower or any Subsidiary in all present and future oil, gas, other liquid and gaseous hydrocarbons, and other minerals now or hereafter produced from any other Property or to which Borrower or any Subsidiary may be entitled as a result of its ownership of any Property, and (iv) all real and personal assets owned or leased by Borrower or any Subsidiary used in the drilling, gathering, processing, transportation, or marketing of any oil, gas, and other hydrocarbons or minerals, except (a) any such real or personal assets related thereto employed in transportation, distribution or marketing or (b) any interest of Borrower or any Subsidiary in, any refinery, processing or manufacturing plant, or portion thereof, which property described in clauses (a) or (b), in the opinion of the Board of Directors of Borrower, is not a principal plant or principal facility in relation to the activities of Borrower and its Subsidiaries taken as a whole.

         "Register" has the meaning set forth in Section 10.4.

         "Regulation U" means any of Regulations T, U or X of the Board from time to time in effect and shall include any successor or other regulations or official interpretations of said Board or any successor Person relating to the extension of credit for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System or any successor Person.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Replacement Lenders" is defined in Section 2.6(c)(ii).

         "Required Lenders" means Lenders having in the aggregate 51% of the aggregate total Commitments, or, if the Commitments have been terminated, Lenders holding 51% of the aggregate unpaid principal amount of the outstanding Obligations.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as amended from time to time.

         "Restricted Subsidiary" means any Subsidiary of Borrower that owns any asset representing or consisting of an entitlement to production from, or other interest in, reserves of oil, gas or other minerals in place located in the United States, Canada or Australia or is otherwise designated by Borrower in writing to the Global Administrative Agent.

         "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans at such time.

         "Revolving Loan" means a Loan made pursuant to Section 2.3.

         "S&P" means Standard & Poor's and any successor thereto that is a nationally-recognized rating agency in the United States.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the applicable maximum reserve percentages (including any basic, marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Global Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "subsidiary" means, with respect to any Person, any corporation or other similar entity of which more than 50% of the outstanding capital stock (or other equity) having ordinary voting power to elect a majority of the Board of Directors of such corporation or entity (irrespective of whether or not at the time capital stock or any other class or classes of such corporation or entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.

         "Subsidiary" means any subsidiary of Borrower; provided, however, that in all events the following Persons shall not be deemed to be Subsidiaries of Borrower or any of its Subsidiaries: Apache Offshore Investment Partnership, a Delaware general partnership, Apache Offshore Petroleum Limited Partnership, a Delaware limited partnership, Main Pass 151 Pipeline Company, a Texas general partnership, and Apache 681/682 Joint Venture, a Texas joint venture.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "364-Day Borrower" means Apache and each other Person that becomes a borrower under the 364-Day Credit Agreement.

         "364-Day Credit Agreement" means that certain 364-Day Credit Agreement of even date herewith among the 364-Day Borrower, the 364-Day Lenders, the Global Administrative Agent, Bank of America, N.A., and BNP Paribas, as 364-Day co-syndication agents, and Deutsche Bank AG New York Branch, and Societe Generale, as 364-Day co-documentation agents, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "364-Day Lenders" means the financial institutions listed on the signature pages of the 364-Day Credit Agreement and their respective successors and assigns.

         "364-Day Loan Documents" means the 364-Day Credit Agreement, any notes, any guaranties, any assignment agreements, and the agreement with respect to fees, together with all exhibits, schedules and attachments thereto, and all other agreements, documents, certificates, financing statements and instruments from time to time executed and delivered pursuant to or in connection with any of the foregoing.

         "Transactions" means the execution, delivery and performance by Borrower of this Agreement and the other Loan Documents, the borrowing of Loans and the use of the proceeds thereof.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

         "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "Unrestricted Subsidiary" means any Subsidiary of Borrower that is not a Restricted Subsidiary.

         "U.S. Co-Documentation Agents" means Citibank, N.A., and Union Bank of California, N.A., each in its capacity as U.S. co-documentation agent for the Lenders hereunder.

         "U.S. Syndication Agents" means Bank of America, N.A. and Wachovia Bank, National Association, each in its capacity as U.S. co-syndication agent for the Lenders hereunder.

         "Welfare Plan" means a "welfare plan," as such term is defined in
Section 3(1) of ERISA.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.2 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

         SECTION 1.3 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.4 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if Borrower notifies the Global Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Global Administrative Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   The Credits

         SECTION 2.1 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans in U.S. Dollars to Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments. Subject to the conditions set forth herein, Borrower may borrow, prepay and reborrow Revolving Loans. Apache and any Additional Borrowers shall be jointly and severally liable for all Obligations.

         SECTION 2.2 Loans and Borrowings.

         (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.4. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

         (b) Subject to Section 2.13, (i) each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurodollar Loans or Fixed Rate Loans as Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of Borrower to repay such Loan in accordance with the terms of this Agreement.

         (c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (including any continuation or conversion of existing Revolving Loans made in connection therewith). At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (including any continuation or conversion of existing Revolving Loans made in connection therewith); provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Eurodollar Revolving Borrowings outstanding.

         (d) Notwithstanding any other provision of this Agreement, Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

         SECTION 2.3 Requests for Revolving Borrowings. To request a Revolving Borrowing, Borrower shall notify the Global Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Global Administrative Agent of a written Borrowing Request in a form approved by the Global Administrative Agent and signed by Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2:

                  (i) the aggregate amount of the requested Borrowing;

                  (ii) the date of such Borrowing, which shall be a Business
         Day;

                  (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period".

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Global Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

         SECTION 2.4 Competitive Bid Procedure.

         (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period, Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, Borrower shall notify the Global Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than noon, New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that Borrower may submit up to (but not more than) five (5) Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five

Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Global Administrative Agent of a written Competitive Bid Request and signed by Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.2:

                  (i) the aggregate amount of the requested Borrowing;

                  (ii) the date of such Borrowing, which shall be a Business
         Day;

                  (iii) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing; and

                  (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period".

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Global Administrative Agent shall notify the Lenders of the details thereof by telecopy to each Lender of a Notice of Competitive Bid Quote Request inviting the Lenders to submit Competitive Bids.

         (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Global Administrative Agent and must be received by the Global Administrative Agent by telecopy, in the case of a Eurodollar Competitive Borrowing, not later than noon, New York City time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Global Administrative Agent may be rejected by the Global Administrative Agent, and the Global Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify
(i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

         (c) The Global Administrative Agent shall promptly notify Borrower by telecopy of a summary of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

         (d) Subject only to the provisions of this paragraph, Borrower may accept or reject any Competitive Bid. Borrower shall notify the Global Administrative Agent by telephone, confirmed by telecopy, in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 11:00 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and
(v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by Borrower. A notice given by Borrower pursuant to this paragraph shall be irrevocable.

         (e) The Global Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

         (f) If the Global Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Global Administrative Agent pursuant to paragraph (b) of this Section.

         SECTION 2.5 Funding of Borrowings.

         (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Global Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Global Administrative Agent will make such Loans available to Borrower by promptly crediting the amounts so received, in like funds, to an account of Borrower designated by Borrower from time to time in a written notice to the Global Administrative Agent executed by two Authorized Officers of Apache and two Authorized Officers of any Additional Borrower.

         (b) Unless the Global Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the

Global Administrative Agent such Lender's share of such Borrowing, the Global Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Global Administrative Agent, then the applicable Lender and Borrower severally agree to pay to the Global Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to the Global Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate or a rate determined by the Global Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of Borrower, the interest rate applicable to Loans made in such Borrowing. If such Lender pays such amount to the Global Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

         SECTION 2.6 Extension of Maturity Date and of Commitments.

         (a) Subject to the other provisions of this Agreement and provided that no Event of Default has occurred and is continuing, the total Commitments shall be effective for an initial period from the Global Effective Date to the Original Maturity Date; provided that the Maturity Date, and concomitantly the total Commitments, may be extended for successive one year periods expiring on the date which is one (1) year from the then scheduled Maturity Date. If Borrower shall request in a Certificate of Extension delivered to the Global Administrative Agent at least 45 days prior to a date which is an anniversary of the Global Effective Date that the Maturity Date be extended for one year from the then scheduled Maturity Date, then the Global Administrative Agent shall promptly notify each Lender of such request and each Lender shall notify the Global Administrative Agent, no later than 30 days prior to such anniversary of the Global Effective Date, whether such Lender, in the exercise of its sole discretion, will extend the Maturity Date for such one year period. Any Lender which shall not timely notify the Global Administrative Agent whether it will extend the Maturity Date shall be deemed to not have agreed to extend the Maturity Date. No Lender shall have any obligation whatsoever to agree to extend the Maturity Date. Any agreement to extend the Maturity Date by any Lender shall be irrevocable, except as provided in Section 2.6(c).

         (b) If all Lenders notify the Global Administrative Agent pursuant to clause (a) of this Section 2.6 of their agreement to extend the Maturity Date, then the Global Administrative Agent shall so notify each Lender and Borrower, and such extension shall be effective without other or further action by any party hereto for such additional one year period.

         (c) If Lenders constituting at least the Required Lenders approve the extension of the then scheduled Maturity Date (such Lenders agreeing to extend the Maturity Date herein called the "Accepting Lenders") and if one or more Lenders shall notify, or be deemed to notify, the Global Administrative Agent pursuant to clause (a) of this Section 2.6 that they will not extend the then scheduled Maturity Date (such Lenders herein called the "Declining Lenders"), then (A) the Global Administrative Agent shall promptly so notify Borrower and the Accepting Lenders, (B) the Accepting Lenders shall, upon Borrower's election to extend the then scheduled Maturity Date in accordance with clause (i) or (ii) below, extend the then scheduled Maturity

Date and (C) Borrower shall, pursuant to a notice delivered to the Global Administrative Agent, the Accepting Lenders and the Declining Lenders, no later than the tenth (10th) day following the date by which each Lender is required, pursuant to Section 2.6(a), to approve or disapprove the requested extension of the total Commitments, either:

                  (i) elect to extend the Maturity Date and direct the Declining Lenders to terminate their Commitments, which termination shall become effective on the date which would have been the Maturity Date except for the operation of this Section. On the date which would have been the Maturity Date except for the operation of this Section, (x) Borrower shall deliver a notice of the effectiveness of such termination to the Declining Lenders with a copy to the Global Administrative Agent and (y) Borrower shall pay in full in immediately available funds all Obligations of Borrower owing to the Declining Lenders, including any amounts required pursuant to Section 2.15, and
         (z) upon the occurrence of the events set forth in clauses (x) and (y), the Declining Lenders shall each cease to be a Lender hereunder for all purposes, other than for purposes of Sections 2.14 through 2.17,
         Section 2.19 and Section 10.3, and shall cease to have any obligations or any Commitment hereunder, other than to the Agents pursuant to
         Article IX, and the Global Administrative Agent shall promptly notify the Accepting Lenders and Borrower of the new Commitments; or

                  (ii) elect to extend the Maturity Date and, prior to or no later than the then scheduled Maturity Date, (A) to replace one or more of the Declining Lenders with another lender or lenders reasonably acceptable to the Global Administrative Agent (such lenders herein called the "Replacement Lenders") and (B) Borrower shall pay in full in immediately available funds all Obligations of Borrower owing to any Declining Lenders which are not being replaced, as provided in clause
         (i) above; provided that (x) any Replacement Lender shall purchase, and any Declining Lender shall sell, such Declining Lender's rights and obligations hereunder without recourse or expense to, or warranty by, such Declining Lender being replaced for a purchase price equal to the aggregate outstanding principal amount of the Obligations payable to such Declining Lender plus any accrued but unpaid interest on such Obligations and accrued but unpaid fees or other amounts owing in respect of such Declining Lender's Loans and Commitments hereunder, and
         (y) upon the payment of such amounts referred to in clause(x) and the execution of an Assignment and Acceptance by such Replacement Lender and such Declining Lender, such Replacement Lender shall constitute a Lender hereunder and such Declining Lender being so replaced shall no longer constitute a Lender (other than for purposes of Sections 2.14 through 2.17, Section 2.19 and Section 10.3), and shall no longer have any obligations hereunder, other than to the Agents pursuant to Article IX; or

                  (iii) elect to revoke and cancel the extension request in such Certificate of Extension by giving notice of such revocation and cancellation to the Global Administrative Agent (which shall promptly notify the Lenders thereof) no later than the tenth (10th) day following the date by which each Lender is required, pursuant to clause
         (a) of this Section, to approve or disapprove the requested extension of the Maturity Date, and concomitantly the total Commitments.

         If Borrower fails to timely provide the election notice referred to in this clause(c), Borrower shall be deemed to have revoked and cancelled the extension request in the Certificate of Extension and to have elected not to extend the Maturity Date.

         SECTION 2.7 Interest Elections.

         (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request (or an ABR Borrowing if no Type is specified) and, in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request (or one month if no Interest Period is specified). Thereafter, Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. Borrower may, subject to the requirements of Section 2.2(c), elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

         (b) To make an election pursuant to this Section, Borrower shall notify the Global Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.3 if Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Global Administrative Agent of a written Interest Election Request signed by Borrower.

         (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.2:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then Borrower shall be deemed to have selected an Interest Period of one month's duration.

         (d) Promptly following receipt of an Interest Election Request, the Global Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) If Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Global Administrative Agent, at the request of the Required Lenders, so notifies Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid and provided the Indebtedness has not been accelerated pursuant to
Section 8.3, each Eurodollar Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

         SECTION 2.8 Termination and Reduction of Commitments.

         (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

         (b) Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with
Section 2.10, the sum of the Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments.

         (c) Borrower shall notify the Global Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least two Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Global Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by Borrower (by notice to the Global Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

         SECTION 2.9 Repayment of Loans; Evidence of Debt.

         (a) Borrower hereby unconditionally promises to pay (i) to the Global Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date or, if earlier, the date on which the Commitment of such Lender relating to such Revolving Loan is terminated (except for termination of the Commitment of the assigning Lender pursuant to Section 10.4(b)), and (ii) to the Global Administrative Agent for the account of each Lender the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (c) The Global Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder and (iii) the amount of any sum received by the Global Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Global Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Loans in accordance with the terms of this Agreement.

         (e) Any Lender may request that Loans made by it be evidenced by one or more promissory notes. In such event, Borrower shall prepare, execute and deliver to such Lender promissory notes payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns and in a form approved by the Global Administrative Agent). Thereafter, the Loans evidenced by such promissory notes and interest thereon shall at all times (including after assignment pursuant to Section 10.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if any such promissory note is a registered note, to such payee and its registered assigns).

         SECTION 2.10 Prepayment of Loans.

         (a) Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section; provided that Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof and compensation for break funding, to the extent required by Section 2.15.

         (b) Borrower shall notify the Global Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.8, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.8. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Global Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.2. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and compensation for break funding, to the extent required by Section 2.15.

         SECTION 2.11 Fees.

         (a) Borrower agrees to pay to the Global Administrative Agent for the account of each Lender a facility fee (the "Facility Fee"), which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Global Effective Date to but excluding the earlier to occur of (i) the date on which such Commitment terminates (except for termination of the Commitment of the assigning Lender pursuant to Section 10.4(b)) or (ii) the Maturity Date; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued Facility Fees shall be payable in arrears on the first day of, April, July and October and the second day of January of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any Facility Fees accruing after the date on which the Commitments terminate shall be payable on demand. All Facility Fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (b) Borrower agrees to pay to the Global Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between Borrower and the Global Administrative Agent.

         (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Global Administrative Agent for distribution, in the case of Facility Fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

         SECTION 2.12 Interest.

         (a) The Loans comprising each ABR Borrowing shall bear interest on the daily amount outstanding at the Alternate Base Rate.

         (b) The Loans comprising each Eurodollar Borrowing shall bear interest on the daily amount outstanding (i) in the case of a Eurodollar Revolving Loan, at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or (ii) in the case of a Eurodollar Competitive Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

         (c) Each Fixed Rate Loan shall bear interest on the daily amount outstanding at the Fixed Rate applicable to such Loan.

         (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

         (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans on the Maturity Date; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion, and (iv) with respect to any Declining Lender, accrued interest shall be paid upon the termination of the Commitment of such Lender.

         (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to (i) the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and (ii) the Fixed Rate, shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Global Administrative Agent, and such determination shall be conclusive absent demonstrable error.

         SECTION 2.13 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (i) the Global Administrative Agent determines (which determination shall be conclusive absent demonstrable error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

                  (ii) the Global Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Global Administrative Agent shall give notice thereof to Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Global Administrative Agent notifies Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by Borrower for a Eurodollar Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by Borrower for Eurodollar Competitive Borrowings may be made to Lenders that are not affected thereby and (B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

         SECTION 2.14 Increased Costs.

         (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans or Fixed Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) If any Lender reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section (together with the calculation thereof) shall be delivered to Borrower and shall be conclusive absent demonstrable error. Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

         (e) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

         SECTION 2.15 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurodollar Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by Borrower pursuant to either Section 2.6, or Section 2.18 then, in any such event, Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over
(ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive, together with the calculation thereof, pursuant to this Section shall be delivered to Borrower and the Global Administrative Agent and shall be conclusive absent demonstrable error. Borrower shall pay to the Global Administrative Agent for the account of such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         SECTION 2.16 Taxes.

         (a) Any and all payments by or on account of any obligation of Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Global Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) Borrower shall pay the Global Administrative Agent and each Lender, within 10 days after written demand therefor, the full amount of any Indemnified Taxes or Other Taxes paid by the Global Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than any such penalties or interest arising through the failure of the Global Administrative Agent or Lender to act as a reasonably prudent agent or lender, respectively), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender, or by the Global Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent demonstrable error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrower to a Governmental Authority, Borrower shall deliver to the Global Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Global Administrative Agent.

         (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to Borrower (with a copy to the Global Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by Borrower as will permit such payments to be made without withholding or at a reduced rate.

         SECTION 2.17 Payments Generally; Pro Rata Treatment; Sharing of
Set-offs.

         (a) Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. All such payments shall be made to the Global Administrative Agent, c/o Loan & Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, attention: Lisa Pucciarelli, telephone: (212) 552-7446, facsimile: (212) 552-5777, except that payments pursuant to Sections 2.14, 2.16 and 10.3 shall be made directly to the Persons entitled thereto. The Global Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

         (b) If at any time insufficient funds are received by and available to the Global Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. If insufficient funds are received due to Borrower's entitlement to withhold amounts on account of Excluded Taxes in relation to a particular Lender, such insufficiency shall not be subject to this
Section 2.17(b) but shall be withheld from and shall only affect payments made to such Lender.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower in the amount of such participation.

         (d) Unless the Global Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Global Administrative Agent for the account of the Lenders hereunder that Borrower will not make such payment, the Global Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Global Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Global Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Global Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.17(d), then the Global Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Global Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Section until all such unsatisfied obligations are fully paid.

         SECTION 2.18 Mitigation Obligations; Replacement of Lenders.

         (a) If any Lender requests compensation under Section 2.14, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If any Lender requests compensation under Section 2.14, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then Borrower may upon notice to such Lender and the Global Administrative Agent, require such Lender to assign and delegate, without recourse or expense to, or warranty by, such Lender (in accordance with and subject to the restrictions contained in Section 10.4), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee designated by Borrower which meets the requirements of Section 10.4(b) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) Borrower shall have received the prior written consent of the Global Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts), (iii) the assignee and assignor shall have entered into an Assignment and Acceptance, and (iv) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments.

         SECTION 2.19 Currency Conversion and Currency Indemnity.

         (a) Payments in Agreed Currency. Borrower shall make payment relative to any Obligation in the currency (the "Agreed Currency") in which the Obligation was effected. If any payment is received on account of any Obligation in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of Borrower or otherwise howsoever), such payment shall constitute a discharge of the liability of Borrower hereunder and under the other Loan Documents in respect of such obligation only to the extent of the amount of the Agreed Currency which the relevant Lender or Agent, as the case may be, is able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

         (b) Conversion of Agreed Currency into Judgment Currency. If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event Borrower shall be obligated to pay the Agents and the Lenders any deficiency in accordance with
Section 2.19(c). For the foregoing purposes "rate of exchange" means the rate at which the relevant Lender or Agent, as applicable, in accordance with its normal banking procedures is able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

         (c) Circumstances Giving Rise to Indemnity. If (i) any Lender or any Agent receives any payment or payments on account of the liability of Borrower hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Lender or Agent, as applicable, is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such obligations immediately prior to such judgment or order, then Borrower on demand shall, and Borrower hereby agrees to, indemnify and save the Lenders and the Agents harmless from and against any loss, cost or expense arising out of or in connection with such deficiency.

         (d) Indemnity Separate Obligation. The agreement of indemnity provided for in Section 2.19(c) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lenders or Agents or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

         SECTION 2.20 Additional Borrowers.

         (a) A Person which is a Restricted Subsidiary which is a resident of, and domiciled in, the United States may become an Additional Borrower with respect hereto, and shall be bound by and entitled to the benefits and obligations of this Agreement as a Borrower hereunder to the same extent as any other Borrower, upon the fulfillment of the following conditions:

                  (i) Resolutions and Officers' Certificates. Such Person shall deliver all the items identified in Section 4.1(a) with respect to such Person.

                  (ii) Certificate. An Authorized Officer of each Borrower shall have delivered to the Global Administrative Agent a certificate stating that such Person is a Restricted Subsidiary of the Parent which is resident of, and domiciled in, the United States.

                  (iii) No Default. No Default or Event of Default shall have occurred and be continuing.

                  (iv) Representations and Warranties. The representations and warranties in Article III hereto are true and correct with respect to such Person, mutatis mutandis, as of the date such Person executes the Additional Borrower Counterpart described in clause (v) below.

                  (v) Additional Borrower Counterpart. Such Person shall execute an Additional Borrower Counterpart to this Agreement, substantially in the form of Exhibit J (the "Additional Borrower Counterpart") or such other agreement in form and substance satisfactory to the Global Administrative Agent.

                  (vi) Opinions of Counsel. The Global Administrative Agent shall have received legal opinions, dated as of the date such Person executes the Additional Borrower Counterpart described above, addressed to the Agents and the Lenders, having substantially the same coverage as those opinions attached hereto as Exhibits A and B and in form and substance acceptable to the Global Administrative Agent, in its reasonable discretion.

                  (vii) Approval. The Global Administrative Agent shall have approved the addition of such Person as an Additional Borrower, such approval not to be unreasonably withheld.

         (b) Upon fulfillment of the conditions in this Section 2.20(a), the Global Administrative Agent will promptly notify each Lender of the date that such Person becomes an Additional Borrower hereunder.

                                  ARTICLE III

                         Representations and Warranties

         In order to induce the Lenders and the Agents to enter into this Agreement and the Lenders to make Loans hereunder, Borrower represents and warrants unto the Agents and each Lender as set forth in this Article III.

         SECTION 3.1 Organization. Borrower is a corporation, and each of its Subsidiaries is a corporation or other legal entity, in either case duly incorporated or otherwise properly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a Material Adverse Effect.

         SECTION 3.2 Authorization and Validity. The execution, delivery and performance by Borrower of this Agreement and each other Loan Document executed or to be executed by it, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action on behalf of it, and do not (a) contravene Borrower's articles of incorporation or other organizational documents, as the case may be; (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any Subsidiary; or (c) result in, or require the creation or imposition of, any Lien, not permitted by Section 7.1, on any of Borrower's or any Subsidiary's properties. This Agreement constitutes, and each other Loan Document executed by Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and to general principles of equity.

         SECTION 3.3 Government Approval and Regulation. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by Borrower of this Agreement or any other Loan Document. Neither Borrower nor any of its Subsidiaries is an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 3.4 Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which would result in the incurrence by Borrower or any member of the Controlled Group of any liability, fine or penalty in excess of $25,000,000. Neither Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION 3.5 Regulation U. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, Regulation U. Terms for which meanings are provided in Regulations U are used in this Section with such meanings.

         SECTION 3.6 Taxes. Borrower and each of its Subsidiaries has to the best knowledge of Borrower after due investigation filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books or which the failure to file or pay could not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.7 Subsidiaries; Restricted Subsidiaries. Schedule 3.7 hereto contains an accurate list of all of the presently existing Subsidiaries, including, without limitation, Restricted Subsidiaries, of Borrower as of the date of this Agreement, setting forth their respective jurisdictions of incorporation or organization and the percentage of their respective capital stock or, the revenue share attributable to the general and limited partnership interests, as the case may be, owned by Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries which are corporations have been duly authorized and issued and are fully paid and non-assessable.

                                   ARTICLE IV

                                   Conditions

         SECTION 4.1 Effectiveness. This Agreement shall become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 4.1.

         (a) Resolutions and Officers Certificates. The Global Administrative Agent shall have received from Borrower a certificate, dated the Global Effective Date, of the Secretary or Assistant Secretary of Borrower as to (i) resolutions of its governing board, then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Loan Document to be executed by it; (ii) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Loan Document executed by it; and (iii) its articles of incorporation and bylaws; upon which certificates each Lender may conclusively rely until it shall have received a further certificate of an authorized officer of Borrower canceling or amending such prior certificate.

         (b) Existing Facilities. The Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of Borrower, stating that Borrower or its Subsidiaries have repaid in full and terminated the Existing Global Credit Facilities concurrently with the effectiveness of the Combined Credit Agreements.

         (c) Opinions of Counsel. The Global Administrative Agent shall have received opinions, dated the Global Effective Date, addressed to the Global Administrative Agent, the other Agents and all Lenders, from (i) Jeffrey B. King, Esq., Corporate Counsel and Assistant Secretary of Borrower, in substantially the form attached hereto as Exhibit A, and (ii) Chamberlain, Hrdlicka, White, Williams & Martin, counsel to Borrower, in substantially the form attached hereto as Exhibit B.

         (d) Closing Fees and Expenses. The Global Administrative Agent shall have received for its own account, or for the account of each Lender and other Agent, as the case may be, all fees, costs and expenses due and payable pursuant hereto.

         (e) Financial Statements. The Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of Borrower, stating that the audited consolidated financial statements of Borrower and its Subsidiaries for fiscal year 2001 (the "2001 Financials") fairly present Borrower's financial condition and results of operations and that prior to the Global Effective Date no material adverse change in the condition or operations of Borrower and its Subsidiaries, taken as a whole, from that reflected in the 2001 Financials has occurred and is continuing.

         (f) Environmental Warranties. In the ordinary course of its business, Borrower conducts an ongoing review of the effect of existing Environmental Laws on the business, operations and properties of Borrower and its Subsidiaries, in the course of which it attempts to identify and evaluate associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of Borrower, stating that after such review Borrower has reasonably concluded that existing Environmental Laws are unlikely to have a Material Adverse Effect, or that Borrower has established adequate reserves in respect of any required clean-up.

         (g) Global Effectiveness Notice. The Global Administrative Agent shall have received the Global Effectiveness Notice.

         (h) Other Combined Credit Agreements. The Global Administrative Agent shall have received copies of the executed (i) Australian Credit Agreement and the other Australian Loan Documents, (ii) Canadian Credit Agreement and the other Canadian Loan Documents and (iii) 364-Day Credit Agreement and the other 364-Day Loan Documents.

         (i) Litigation. The Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of Borrower, stating that no litigation, arbitration, governmental proceeding, Tax claim, dispute or administrative or other proceeding shall be pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document.

         (j) Other Documents. The Global Administrative Agent shall have received such other instruments and documents as any of the Agents or their counsel may have reasonably requested.

The Global Administrative Agent shall notify Borrower, the other Agents and the Lenders of the Global Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.2) at or prior to 3:00 p.m., New York City time, on July 31, 2002 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

         SECTION 4.2 All Loans. The obligation of each Lender to fund any Loan which results in an increase in the aggregate outstanding principal amount of Loans under this Agreement on the occasion of any Borrowing shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 4.2.

         (a) Compliance with Warranties and No Default. Both before and after giving effect to any Borrowing, the following statements shall be true and correct: (1) the representations and warranties set forth in Article III shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and (b) no Default or Event of Default shall have then occurred and be continuing.

         (b) Borrowings. The Global Administrative Agent shall have received a Borrowing Request for any Revolving Borrowing, or a Competitive Borrowing Request and a Competitive Bid Accept/Reject Letter for any Competitive Borrowing.

                                    ARTICLE V

                              Affirmative Covenants

         Until the Commitments have expired or been terminated and all Obligations shall have been paid in full and unless the Required Lenders shall otherwise consent in writing, Borrower covenants and agrees with the Lenders that:

         SECTION 5.1 Financial Reporting and Notices. Apache will furnish, or will cause to be furnished, to each Lender and the Global Administrative Agent copies of the following financial statements, reports, notices and information:

         (a) within 90 days after the end of each Fiscal Year of Apache, a copy of the audited annual report for such fiscal year for Apache and its Subsidiaries, including therein consolidated balance sheets of Apache and its Subsidiaries as of the end of such fiscal year and consolidated statements of earnings and cash flow of Apache and its Subsidiaries for such fiscal year, in each case certified (without qualification) by independent public accountants of nationally recognized standing selected by Apache;

         (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Apache commencing with the fiscal quarter ending June 30, 2002, unaudited consolidated balance sheets of Apache and its Subsidiaries as of the end of such fiscal quarter and consolidated statements of earnings and cash flow of Apache and its Subsidiaries for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, certified by an Authorized Officer of Apache;

         (c)      together with the financial statements described in (a) and
                  (b), above a compliance certificate, in substantially the form of Exhibit C or any other form approved by the Global Administrative Agent, executed by an Authorized Officer of Apache;

         (d) within five (5) days after the occurrence of each Default, a statement of an Authorized Officer of Apache setting forth details of such Default and the action which Borrower has taken and proposes to take with respect thereto;

         (e) promptly after the sending or filing thereof, copies of all material public filings, reports and communications from Borrower, and all reports and registration statements which Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

         (f) immediately upon becoming aware of the institution of any steps by Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which would reasonably be expected to result in the requirement that Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which would reasonably be expected to result in the incurrence by Borrower of any liability, fine or penalty in excess of $25,000,000, or any material increase in the contingent liability of Borrower with respect to any postretirement Welfare Plan benefit, notice thereof; and

         (g) such other information respecting the financial condition or operations of Borrower or any of its Subsidiaries as any Lender through the Global Administrative Agent may from time to time reasonably request.

         SECTION 5.2 Compliance with Laws. Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders where noncompliance therewith may reasonably be expected to have a Material Adverse Effect, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

         SECTION 5.3 Maintenance of Properties. Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep valid title to, or valid leasehold interest in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.1 and except for imperfections and other burdens of title thereto as do not in the aggregate materially detract from the value thereof or for the use thereof in their businesses (taken as a whole).

         SECTION 5.4 Insurance. Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies (subject to self-insured retentions) insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses.

         SECTION 5.5 Books and Records. Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Global Administrative Agent and the other Agents and each Lender through the Global Administrative Agent or any of their respective authorized representatives, during normal business hours and at reasonable intervals, to visit all of its offices, to discuss its financial matters with its officers and to examine (and, at the expense of the Global Administrative Agent or such other Agent or Lender or, if a Default or Event of Default has occurred and is continuing, at the expense of Borrower, photocopy extracts from) any of its books or other records.

         SECTION 5.6 Minimum Book Value for Assets of Borrower and its Restricted Subsidiaries. Apache shall maintain an aggregate book value for assets of Apache and its Restricted Subsidiaries (without duplication and excluding the aggregate book value attributable to Apache or any Restricted Subsidiary arising in connection with any Subsidiary which is not a Restricted Subsidiary) as of the end of any fiscal quarter, commencing with the quarter ending March 31, 2002, equal to or greater than the difference of (i) $2,000,000,000 less (ii) the aggregate amount of any non-cash write downs (other than for recurring depletion or depreciation) made by Apache and any Restricted Subsidiary; provided that, if as of the end of any fiscal quarter Apache is not in compliance with this Section, Apache, for a period of 30 days following the delivery of the financial statements for such fiscal quarter, shall be entitled to cure such non-compliance by delivering a notice to the Global Administrative Agent designating certain Unrestricted Subsidiaries as Restricted Subsidiaries for the purposes of this Agreement at which time the Global Administrative Agent shall redetermine compliance with this Section using such newly-designated Restricted Subsidiaries in such redetermination.

         SECTION 5.7 Use of Proceeds. Borrower will, and will cause each Subsidiary to, use the proceeds of the Loans (i) to refinance existing Indebtedness of Borrower and its Subsidiaries, (ii) for Borrower's and its Subsidiaries' general corporate purposes, including any non-hostile acquisitions, or (iii) to backup Apache's commercial paper facilities.

                                   ARTICLE VI

                               Financial Covenants

         Until the Commitments have expired or been terminated and all Obligations shall have been paid in full and unless the Required Lenders shall otherwise consent in writing, Borrower covenants and agrees with the Lenders that:

         SECTION 6.1 Minimum Tangible Net Worth. Apache will not permit its Consolidated Tangible Net Worth as of the end of any fiscal quarter, commencing with the quarter ending December 31, 2001, to be less than (i) $2,000,000,000 plus (ii) an amount equal to 50% of the sum of Apache's and its Subsidiaries' consolidated net income for each fiscal quarter, beginning with the fiscal quarter ending March 31, 2002, during which such consolidated net income is greater than $0.

         SECTION 6.2 Ratio of Total Debt to Capital. Apache will not permit its ratio (expressed as a percentage) of (i) the consolidated Debt of Apache and its Subsidiaries to (ii) Capital to be greater than 60% at the end of any fiscal quarter beginning with the fiscal quarter ending June 30, 2002.

                                   ARTICLE VII

                               Negative Covenants

         Until the Commitments have expired or terminated and all Obligations have been paid in full and unless the Required Lenders shall otherwise consent in writing, Borrower covenants and agrees with the Lenders that:

         SECTION 7.1 Liens. Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon the stock, assets, or indebtedness of Borrower or any of its Subsidiaries to secure Indebtedness of Borrower or any other Person except:

         (i) Liens on any property or assets owned or leased by Borrower or any Subsidiary existing at the time such property or asset was acquired (or at the time such Person became a Subsidiary); provided that in the case of the acquisition of a Subsidiary such Lien only encumbers property or assets immediately prior to, or at the time of, the acquisition by Borrower of such Subsidiary;

         (ii) purchase money Liens so long as such Liens only encumber property or assets acquired with the proceeds of the purchase money indebtedness incurred in connection with such Lien;

         (iii) Liens granted by an Unrestricted Subsidiary on its assets to secure Indebtedness incurred by such Unrestricted Subsidiary;

         (iv) Liens on assets of a Restricted Subsidiary securing Indebtedness of a Restricted Subsidiary owing to Borrower or to another Restricted Subsidiary or Liens on assets of an Unrestricted Subsidiary securing Indebtedness of an Unrestricted Subsidiary owing to Borrower, to a Restricted Subsidiary or to another Unrestricted Subsidiary;

         (v)      Liens existing on the Global Effective Date set forth on
                  Schedule 7.1;

         (vi)     Liens arising under operating agreements;

         (vii) Liens reserved in oil, gas and/or mineral leases for bonus rental payments and for compliance with the terms of such leases;

         (viii) Liens pursuant to partnership agreements, oil, gas and/or mineral leases, farm-out agreements, division orders, contracts for the sale, delivery, purchase, exchange, or processing of oil, gas and/or other hydrocarbons, unitization and pooling declarations and agreements, operating agreements, development agreements, area of mutual interest agreements, forward sales of oil, natural gas and natural gas liquids, and other agreements which are customary in the oil, gas and other mineral exploration, development and production business and in the business of processing of gas and gas condensate production for the extraction of products therefrom;

         (ix) Liens on the stock or other ownership interests of or in any Unrestricted Subsidiary;

         (x) Liens for taxes, assessments or similar charges, incurred in the ordinary course of business, that are not yet due and payable or that are being contested as set forth in Section 3.6;

         (xi) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

         (xii) Liens imposed by mandatory provisions of law such as for mechanics', materialmen's, warehousemen's, carriers', or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable;

         (xiii) Liens in renewal or extension of any of the foregoing permitted Liens, so long as limited to the property or assets encumbered and the amount of Indebtedness secured immediately prior to such renewal or extension; and

         (xiv) in addition to Liens permitted by clauses (i) through (xiii) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed $100,000,000.

         SECTION 7.2 Mergers. Apache will not liquidate or dissolve, consolidate with, or merge into or with, any other Person, or sell, lease or otherwise transfer all or substantially all of its assets unless (a) Apache is the survivor of such merger or consolidation, and (b) no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto.

         SECTION 7.3 Asset Dispositions. Borrower will not, and will not permit any of its Restricted Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to all or substantially all of its assets. Notwithstanding the foregoing, nothing herein shall prohibit any transfer of any assets from any Borrower to any Subsidiary of such Borrower, from any Subsidiary of a Borrower to such Borrower or from a Subsidiary of a Borrower to another Subsidiary of such Borrower.

         SECTION 7.4 Transactions with Affiliates. Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract or group of arrangements or contracts, as the case may be, are conducted on an arms-length basis; provided, however, that this Section shall not apply to Apache Offshore Investment Partnership, a Delaware general partnership, Apache Offshore Petroleum Limited Partnership, a Delaware limited partnership, Main Pass 151 Pipeline Company, a Texas general partnership, Apache 681/682 Joint Venture, a Texas joint venture, Apache Clearwater Operations, Inc., Apache Clearwater, Inc., Clearwater Evergreen, LP, Apache Topwater Operations, LLC, Apache Topwater, LLC and Clearwater Interests, LLC.

         SECTION 7.5 Restrictive Agreements. Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, or any other Loan Document) limiting the ability of Borrower to amend or otherwise modify this Agreement or any other Loan Document. Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement which restricts or prohibits the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Restricted Subsidiary to make any payment, directly or indirectly, to Borrower.

         SECTION 7.6 Guaranties. Borrower will not, and will not permit any of its Restricted Subsidiaries to, guaranty any Indebtedness not included in the consolidated Debt of Borrower and its Subsidiaries in an aggregate outstanding principal amount at any time exceeding $100,000,000.

                                  ARTICLE VIII

                                Events of Default

         SECTION 8.1 Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default":

         (a) Non-Payment of Obligations. Borrower shall default in the payment or prepayment when due of any principal of any Loan, or Borrower shall default (and such default shall continue unremedied for a period of five (5) Business Days) in the payment when due of any interest, fee or of any other obligation hereunder.

         (b) Breach of Warranty. Any representation or warranty of Borrower made or deemed to be made hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of Borrower to the Global Administrative Agent, any other Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document is or shall be false or misleading when made in any material respect.

         (c) Non-Performance of Covenants and Obligations. Borrower shall default in the due performance and observance of any of its obligations under Section 5.6, Section 7.2 or under Article VI.

         (d) Non-Performance of Other Covenants and Obligations. Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to Borrower by the Global Administrative Agent or the Required Lenders.

         (e) Default on Other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any direct payment obligation of Borrower or any of its Restricted Subsidiaries in any amount in excess of $25,000,000.

         (f) Pension Plans. Any of the following events shall occur with respect to any Pension Plan: (a) the institution of any steps by Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, Borrower or any such member could be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $25,000,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA.

         (g) Bankruptcy and Insolvency. Borrower or any of its Restricted Subsidiaries shall (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to generally pay, debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for Borrower, or any of its Restricted Subsidiaries, or any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for Borrower, or any of its Restricted Subsidiaries, or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that Borrower and each Restricted Subsidiary hereby expressly authorizes the Global Administrative Agent, each other Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of Borrower or any of its Restricted Subsidiaries, and, if any such case or proceeding is not commenced by Borrower or such Restricted Subsidiary, such case or proceeding shall be consented to or acquiesced in by Borrower or such Restricted Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that Borrower and each Restricted Subsidiary hereby expressly authorizes the Global Administrative Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or (e) take any corporate or partnership action authorizing, or in furtherance of, any of the foregoing.

         (h) Judgments. Any judgment or order for the payment of money in an amount of $25,000,000 or more in excess of valid and collectible insurance in respect thereof or in excess of an indemnity with respect thereto reasonably acceptable to the Required Lenders shall be rendered against Borrower or any of its Restricted Subsidiaries and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (b) such judgment shall have become final and non-appealable and shall have remained outstanding for a period of 60 consecutive days.

         (i) Change in Control. Any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of 33 1/3% or more of the outstanding shares of common stock of Borrower.

         (j) Event of Default under other Combined Loan Documents. Any "Event of Default" as defined in the Australian Loan Documents, the Canadian Loan Documents or the 364-Day Loan Documents shall occur; provided that the occurrence of a "Default" as defined in the Australian Loan Documents, the Canadian Loan Documents or the 364-Day Loan Documents shall constitute a Default under this Agreement; provided further that if such "Default" is cured or waived under the Australian Loan Documents, the Canadian Loan Documents or the 364-Day Loan Documents, as applicable, then such "Default" shall no longer constitute a Default under this Agreement.

         SECTION 8.2 Action if Bankruptcy. If any Event of Default described in
Section 8.1(g) shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 8.3 Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.2) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Global Administrative Agent, upon the direction of the Required Lenders, shall by notice to Borrower declare all of the outstanding principal amount of the Loans and all other obligations hereunder to be due and payable and the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other obligations shall be and become immediately due and payable, without further notice, demand or presentment, and the Commitments shall terminate.

                                   ARTICLE IX

                                     Agents

         Each of the Lenders hereby irrevocably appoints JPMorgan Chase Bank as Global Administrative Agent, Bank of America, N.A. as Global Syndication Agent, Citibank, N.A. as Global Documentation Agent, Bank of America, N.A. and Wachovia Bank, National Association as U.S. Co-Syndication Agents, and Citibank, N.A. and Union Bank of California, N.A. as U.S. Co-Documentation Agents, and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

         Any bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

         The Agents shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing,
(a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) each Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth herein, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as such Agent or any of its Affiliates in any capacity. Each Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or willful misconduct. Each Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to such Agent by Borrower or a Lender, and such Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.

         The Global Administrative Agent and the other Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Global Administrative Agent and the other Agents also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Global Administrative Agent and the other Agents may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         Any Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Any Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

         Subject to the appointment and acceptance of a successor Global Administrative Agent as provided in this paragraph, the Global Administrative Agent may resign at any time by notifying the Lenders and Borrower. Upon any such resignation, Borrower shall have the right, in consultation with the Combined Required Lenders, to appoint one of the Lenders as a successor. If no successor shall have been so appointed by Borrower and shall have accepted such appointment within 30 days after the retiring Global Administrative Agent gives notice of its resignation, then the retiring Global Administrative Agent may, on behalf of the Lenders, appoint a successor Global Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Global Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Global Administrative Agent, and the retiring Global Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by Borrower to a successor Global Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the Global Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring Global Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Global Administrative Agent.

         Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                                    ARTICLE X

                                  Miscellaneous

         SECTION 10.1 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a)      if to Borrower, to:

                           Apache Corporation
                           2000 Post Oak Boulevard, Suite 100
                           Houston, Texas  77056-4400
                           Attention:   Matthew W. Dundrea
                                        Vice President and Treasurer
                           Telephone:   (713) 296-6640
                           Facsimile:   (713) 296-6458

                  with a copy to:

                           Assistant Treasurer
                           Apache Corporation
                           2000 Post Oak Boulevard, Suite 100
                           Houston, Texas  77056-4400
                           Telephone:   (713) 296-6642
                           Facsimile:   (713) 296-6477

                  and with copy to:

                           Vice President and General Counsel
                           Apache Corporation
                           2000 Post Oak Boulevard, Suite 100
                           Houston, Texas  77056-4400
                           Telephone:   (713) 296-6204
                           Facsimile:   (713) 296-6458

         (b)      if to the Global Administrative Agent, to:

                           JPMorgan Chase Bank
                           Loan & Agency Services Group
                           One Chase Manhattan Plaza
                           8th Floor
                           New York, New York 10081
                           Attention:   Lisa Pucciarelli
                           Telephone:   (212) 552-7446
                           Facsimile:   (212) 552-5777

                  with a copy to:

                           JPMorgan Chase Bank
                           600 Travis, 20 CTH 86
                           Houston, Texas 77002
                           Attention:   Peter Licalzi
                           Telephone:   (713) 216-8870
                           Facsimile:   (713) 216-4117

         (c) if to any other Lender, to it at its address (or telecopy number) provided to the Global Administrative Agent and Borrower or as set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 10.2 Waivers; Amendments.

         (a) No failure or delay by the Global Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Global Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Global Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

         (b) Any of the Combined Loan Documents or any provision thereof may be waived, amended or modified pursuant to an agreement or agreements in writing entered into by Borrower and the Combined Required Lenders or by Borrower and the Global Administrative

Agent with the consent of the Combined Required Lenders; provided that the same waiver, amendment or modification is requested by Borrower in connection with each of the Combined Credit Agreements; and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of (i) the Lenders described in the first proviso of Section 10.2(c) without the prior written consent of each Lender affected thereby and (ii) the Global Administrative Agent without the prior written consent of the Global Administrative Agent.

         (c) Except as provided for in Section 10.2(b) above, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Borrower and the Required Lenders or by Borrower and the Global Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender or the Commitments without the written consent of such Lender or each Lender, respectively, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of "Required Lenders", "Combined Required Lenders" or any other provision hereof or thereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Global Administrative Agent hereunder or thereunder without the prior written consent of the Global Administrative Agent.

         SECTION 10.3 Expenses; Indemnity; Damage Waiver.

         (a) Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Agents or any Lender, including the fees, charges and disbursements of any counsel for the Agents or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or this Agreement.

         (b) Borrower shall indemnify the Agents and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any

Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the actual or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) resulted from the gross negligence or willful misconduct of such Indemnitee or (ii) arise in connection with any issue in litigation commenced by Borrower or any of its Subsidiaries against any Indemnitee for which a final judgment is entered in favor of Borrower or any of its Subsidiaries against such Indemnitee.

         (c) To the extent that Borrower fails to pay any amount required to be paid by it to the Global Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Global Administrative Agent, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Global Administrative Agent.

         (d) To the extent permitted by applicable law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof, except for any such claim arising from such Indemnitee's gross negligence or willful misconduct.

         (e) All amounts due under this Section shall be payable not later than thirty (30) days after written demand therefor.

         SECTION 10.4 Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Global Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of Apache and the Global Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Global Administrative Agent) shall be in increments of $1,000,000 and not less than $10,000,000 unless each of Borrower and the Global Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not apply to rights in respect of outstanding Competitive Loans, (iv) the parties to each assignment shall execute and deliver to the Global Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Global Administrative Agent an Administrative Questionnaire; and provided further that any consent of Apache otherwise required under this paragraph shall not be required if an Event of Default under
Section 8.1 has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16, 2.17, 2.19 and 10.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Global Administrative Agent, acting for this purpose as an agent of Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Borrower, the Global Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Global Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register and will provide prompt written notice to Borrower of the effectiveness of such Assignment. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of Borrower or the Global Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrower, the Global Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (iv) if such Participant is not a Lender or an Affiliate of a Lender, such Lender shall have given notice to Borrower of the name of the Participant and the amount of such participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.2(c) that affects such Participant. Subject to paragraph (f) of this Section, Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14,
2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 10.8 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.14, 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless Borrower shall expressly agree otherwise in writing. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section 2.16(e) as though it were a Lender.

         (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender to a Federal Reserve Bank or, in the case of a Lender organized in a jurisdiction outside of the United States, a comparable Person, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 10.5 Survival. All covenants, agreements, representations and warranties made by Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Global Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16, 2.17, 2.19 and 10.3 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

         SECTION 10.6 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Global Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Global Administrative Agent and when the Global Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 10.7 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 10.8 Right of Setoff. If an Event of Default shall have occurred and be continuing and the Obligations of Borrower shall have been accelerated, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower against any of and all the obligations of each Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

         SECTION 10.9 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
PROCESS.

         (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (b) BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENTS OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

         (c) BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 10.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 10.11 Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory or self-regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of Borrower or (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section by any Person or (B) becomes available to any Agent or any Lender on a nonconfidential basis from a source other than Borrower or any Person obligated to maintain the confidentiality of such Information. Prior to disclosing any Information under clause (c) above, the Agent or Lender required or asked to make such disclosure shall make a good faith effort to give Borrower prior notice of such proposed disclosure to permit Borrower to attempt to obtain a protective order or other appropriate injunctive relief. For the purposes of this Section, "Information" means all information received from Borrower relating to Borrower or its business, other than any publicly available information and such information that is available to any Agent or any Lender on a nonconfidential basis prior to disclosure by Borrower; provided that, in the case of information received from Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         SECTION 10.12 Interest Rate Limitation. It is the intention of the parties hereto to conform strictly to applicable interest, usury and criminal laws and, anything herein to the contrary notwithstanding, the obligations of Borrower to a Lender or any Agent under this Agreement shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Lender or Agent limiting rates of interest which may be charged or collected by such Lender or Agent. Accordingly, if the transactions contemplated hereby would be illegal, unenforceable, usurious or criminal under laws applicable to a Lender or Agent (including the laws of any jurisdiction whose laws may be mandatorily applicable to such Lender or Agent notwithstanding anything to the contrary in this Agreement or any other Loan Document but subject to Section 2.12 hereof) then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is agreed as follows:

                  (i) the provisions of this Section shall govern and control;

                  (ii) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under this Agreement, or under any of the other aforesaid agreements or otherwise in connection with this Agreement by such Lender or Agent shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate, if any, with respect to each Lender and the Agent herein called the "Highest Lawful

         Rate"), and any excess shall be cancelled automatically and if theretofore paid shall be credited to Borrower by such Lender or Agent (or, if such consideration shall have been paid in full, such excess refunded to Borrower);

                  (iii) all sums paid, or agreed to be paid, to such Lender or Agent for the use, forbearance and detention of the indebtedness of Borrower to such Lender or Agent hereunder or under any Loan Document shall, to the extent permitted by laws applicable to such Lender or Agent, as the case may be, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof;

                  (iv) if at any time the interest provided pursuant to this Section or any other clause of this Agreement or any other Loan Document, together with any other fees or compensation payable pursuant to this Agreement or any other Loan Document and deemed interest under laws applicable to such Lender or Agent, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees or compensation to accrue to such Lender or Agent pursuant to this Agreement shall be limited, notwithstanding anything to the contrary in this Agreement or any other Loan Document, to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender or Agent pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement or such other Loan Document, as the case may be, and such fees or compensation deemed to be interest equals the amount of interest which would have accrued to such Lender or Agent if a varying rate per annum equal to the interest provided pursuant to any other relevant Section hereof (other than this Section), as applicable, had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section; and

                  (v) with the intent that the rate of interest herein shall at all times be lawful, and if the receipt of any funds owing hereunder or under any other agreement related hereto (including any of the other Loan Documents) by such Lender or Agent would cause such Lender to charge Borrower a criminal rate of interest, the Lenders and the Agents agree that they will not require the payment or receipt thereof or a portion thereof which would cause a criminal rate of interest to be charged by such Lender or Agent, as applicable, and if received such affected Lender or Agent will return such funds to Borrower so that the rate of interest paid by Borrower shall not exceed a criminal rate of interest from the date this Agreement was entered into.

         SECTION 10.13 Joint and Several Obligations. Each Borrower has determined that it is in its best interest and in pursuance of its legitimate business purposes to induce the Lenders to extend credit to the Borrowers pursuant to this Agreement. Each Borrower acknowledges and represents that the availability of the Commitments to each of the Borrowers benefits each Borrower individually and that the Loans made will be for and inure to the benefit of each of the Borrowers individually and as a group. Accordingly, each Borrower shall be jointly and severally liable (as a principal and not as a surety, guarantor or other accommodation party) for each and every representation, warranty, covenant and obligation to be performed by the Borrowers under this Agreement and the other Loan Documents, and each Borrower acknowledges that in extending the credit provided herein the Agent and the Lenders are relying upon the fact that the Obligations of each Borrower hereunder are the joint and several obligations of a principal. The invalidity, unenforceability or illegality of this Agreement or any other Loan Document as to one Borrower or the release by the Agent or the Lenders of a Borrower hereunder or thereunder shall not affect the Obligations of the other Borrowers under this Agreement or the other Loan Documents, all of which shall otherwise remain valid and legally binding obligations of the other Borrowers.

         SECTION 10.14 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    APACHE CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:  Matthew W. Dundrea
                                    Title: Vice President and Treasurer





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                      JPMORGAN CHASE BANK, as Global
                                      Administrative Agent and as Lender


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                      BANK OF AMERICA, N.A., as Global
                                      Syndication Agent, a U.S. Co-Syndication
                                      Agent and as Lender


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                      CITIBANK, N.A., as Global Documentation
                                      Agent, a U.S. Co-Documentation Agent
                                      and as Lender


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                     WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, as a U.S. Co-Syndication Agent and as Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                     UNION BANK OF CALIFORNIA, N.A., as a
                                     U.S. Co-Documentation Agent and as Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                   [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                     DEUTSCHE BANK AG NEW YORK
                                     BRANCH, as Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                     BNP PARIBAS, as Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                     THE BANK OF NOVA SCOTIA, ATLANTA
                                     AGENCY, as Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                     BANK ONE, NA (MAIN OFFICE CHICAGO),
                                     as Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                        SOCIETE GENERALE, as Lender


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                        TORONTO DOMINION (TEXAS), INC., as
                                        Lender


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                        BAYERISCHE LANDESBANK
                                        GIROZENTRALE, CAYMAN ISLANDS
                                        BRANCH, as Lender


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                        THE ROYAL BANK OF SCOTLAND PLC, as
                                        Lender


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                          ABN AMRO BANK N.V., as Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                          CREDIT LYONNAIS, NEW YORK BRANCH,
                                          as Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                          ING CAPITAL LLC, as Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                          MERRILL LYNCH BANK USA, as Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                          MIZUHO CORPORATE BANK, LIMITED,
                                          as Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                          SUMITOMO MITSUI BANKING
                                          CORPORATION, as Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                          WELLS FARGO BANK TEXAS, N.A.,
                                          as Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                       SOUTHWEST BANK OF TEXAS, N.A.,
                                       as Lender


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:



                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                        THE BANK OF NEW YORK, as Lender


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:




                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                         BANCA NAZIONALE DEL LAVORO S.P.A.,
                                         NEW YORK BRANCH, as Lender


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]

                                    KBC BANK, N.V., NEW YORK BRANCH,
                                    as Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:





                    [SIGNATURE PAGE TO U.S. CREDIT AGREEMENT]